Exhibit 10.48

FOURTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT to Loan and Security Agreement (this "Amendment") is entered into this 13th day of November, 2014, by and between SILICON VALLEY BANK ("Bank") and DOT HILL SYSTEMS CORP., a Delaware corporation ("Borrower") whose address is 1351 S. Sunset Street, Longmont, CO 80501.

RECITALS

A.Bank and Borrower have entered into that certain Loan and Security Agreement dated as of July 21, 2008 (as amended by that certain First Amendment to Loan and Security Agreement dated as of July 30, 2009, that certain Second Amendment to Loan and Security Agreement dated as of February 3, 2011,and that certain Third Amendment to Loan and Security Agreement dated as of June 22, 20 12, as the same may from time to time be further amended, modified, supplemented or restated, the "Loan Agreement").

B.	Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.     Borrower has requested that Bank amend the Loan Agreement to (i) modify the covenants, (ii) extend the maturity date and (iii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D.     Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.Amendments to Loan Agreement.

2.1 Section 2.4 (Fees). Section 2.4(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
"(a)    Intentionally Omitted."

2.2 Section 6.2 (Financial Statements, Reports, Certificates). Section 6.2(a}(i) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

"(i)    Intentionally Omitted."

2.3 Section 6.2 (Financial Statements, Reports, Certificates). Section 6.2(a)(ii) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

"(ii)    within thirty (30} days after the end of each month,
(A) monthly accounts receivable agings, aged by invoice date, (B) monthly accounts payable agings, aged by invoice date, and outstanding or held check registers, if any, (C) monthly reconciliations

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of accounts receivable agings (aged by invoice date), transaction reports and general ledger, and (D) a report of Borrower's Cash balances; and"

2.4 Section 6.9 (Financial Covenants). Section 6.9(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

"(a)    Minimum Net Worth. At least Fifty Million Dollars ($50,000,000), increasing quarterly by fifty percent (50%) of Net Income and monthly by fifty percent (50%) of issuances of equity after the Fourth Amendment Effective Date, and the principal amount of Subordinated Debt; provided that, upon the issuance of any Unsecured Convertible Notes, this Section 6.9(a) shall be amended in a manner acceptable to Bank in its sole discretion."

2.5 Section 7.7 (Distributions; Investments). Section 7.7 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

"(a) Pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock in excess of One Million Dollars ($1,000,000) per fiscal year; provided that (i) Borrower may convert any of its convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange thereof, (ii) Borrower may pay dividends solely in common stock; and (iii) Borrower may repurchase the stock of former employees or consultants pursuant to stock repurchase agreements so long as an Event of Default does not exist at the time of such repurchase and would not exist after giving effect to such repurchase, and (iv) substantially concurrently with the issuance of any Unsecured Convertible Notes, Borrower may repurchase shares of its publicly traded stock with proceeds of such Unsecured Convertible Notes for all such repurchases; or (b) directly or indirectly make any Investment other than Permitted Investments, or permit any of its Subsidiaries to do so."

2.6 Section 8 (Events of Default). Section 8 of the Loan Agreement is hereby amended by adding the following new Section 8.11 at the end thereof:

8.11 Fundamental Change. The occurrence of a Fundamental Change.

2.7 Section 13 (Definitions). The following terms and their respective definitions set forth in Section 13.1 of the Loan Agreement are hereby added, or amended and restated in their entireties, as follows:

"Fundamental Change" means “fundamental change" as defined in the Unsecured Convertible Notes.
"Fourth Amendment Effective Date" means November 13, 2014.

"Net Worth" means (i) stockholder's equity as calculated in accordance with GAAP, plus (ii) 123R stock based compensation expenses, plus (iii) goodwill and long-lived asset impairment charges in an amount not to exceed Five Million Dollars ($5,000,000) in any calendar year, plus (iv) restructuring expenses to the extent such expenses occur in an amount not to exceed Five Million Dollars ($5,000,000) in the aggregate during the term of this Agreement (excluding the per annum restructuring expenses referred to

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under clause (vi) below), plus (v) during Borrower's 2012 fiscal year, one time unusual expenses related to write-downs in connection with (a) accounts receivable owing from Xiotech, (b) Borrower's Cloverleaf (UVS) business unit and (c) one time unusual expenses agreed upon by Bank and Borrower, in an amount not to exceed an aggregate of Five Million Dollars ($5,000,000), (vi) plus to the extent they occur, Seven Hundred Fifty Thousand Dollars ($750,000) of restructuring expenses per annum, plus (vii) fifty percent (50%) of the principal amount of any Unsecured Convertible Notes."

"Revolving Line Maturity Date" means July 21, 2017.

"Unsecured Convertible Notes" means senior unsecured convertible notes issued by Borrower from time to time pursuant to documentation in form and substance satisfactory to Bank and in an amount agreed upon by Bank and Borrower, which notes shall be convertible into common stock of Borrower, the proceeds of which shall be used for general corporate purposes (including the repurchase of stock permitted hereunder).

2.8 Section 13 (Definitions).    Clause (g) of the defined term "Permitted Indebtedness" set forth in Section 13.1 is hereby amended and restated in its entirety to read as follows:

"(g)    Unsecured Convertible Notes having stated maturities no sooner than ninety (90) days after the Revolving Line Maturity Date and being callable or puttable by the holders thereof no sooner than ninety (90) days after the Revolving Line Maturity Date (other than customary rights to accelerate upon an event of default and put rights at the option of the holders of such notes upon the occurrence of a Fundamental Change);"

2.9. Exhibit E to the Loan Agreement is hereby replaced in its entirety with Exhibit E attached hereto.

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties.    To induce Bank to enter into this Amendment. Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

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4.3 The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower. (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof. binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

5. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) the due execution and delivery to Bank of updated Borrowing Resolutions for Borrower, (c) Borrower's payment of a third of the total amendment fee of One Hundred Thirty Five Thousand Dollars ($135,000) (the "Amendment Fee") in an amount equal to Forty-Five Thousand Dollars ($45,000) which may be debited from any of Borrower's accounts with Bank and (d) Borrower's payment of all Bank expenses incurred through the date of this Amendment, which may be debited from any of Borrower's accounts with Bank.

7. Furtherances. Borrower shall pay the remaining balance of the Amendment Fee in two
(2) equal payments of Forty-Five Thousand Dollars ($45,000) on each of the next two (2) succeeding anniversaries of the Fourth Amendment Effective Date.

[Balance of Page Intentionally Left Blank]
[Signature page follows]

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Exhibit 10.48

IN W ITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above

BANK	BORROWER

Silicon Valley Bank	Dot Hill Systems Corp.

By: /s/ Kurt Nichols	By: /s/ Hanif Jamal
Name: Kurt Nichols	Name: Hanif Jamal
Title: Director	Title: CFO

[Signature Page to Fourth Amendment to Loan and Security Agreement]

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Exhibit 10.48

EXHIBIT E- COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK                                Date: __________________
FROM: DOT HILL SYSTEMS CORP.

The undersigned authorized officer of DOT HILL SYSTEMS CORP. ("Borrower") certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (as amended, modified, supplemented or restated from time to time, the "Agreement"), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however. that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 6.5 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes or as permitted in the Agreement. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under "Complies" column.

Reporting Covenant	Required	Complies

10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
Compliance Certificate	With 10-Q or 10-K	Yes No
Cash Balance report, A/R & A/P Agings	Monthly within 30 days	Yes No
Annual Board of Director-approved projections	March 31st of each year	Yes No

Financial Covenant	Required	Actual	Complies

Maintain on a Quarterly Basis:
Minimum Net Worth	$*	$	Yes No

* At least Fifty Million Dollars ($50,000.000), increasing quarterly by fifty percent (50%) of Net Income and monthly by fifty percent (50%) of issuances of equity after the Fourth Amendment Effective Date, and the principal amount of Subordinated Debt; provided that, upon the issuance of any Unsecured Convertible Notes, Minimum Net Worth shall be amended in a manner acceptable to Bank in its sole discretion.

"Net Worth" means (i) stockholder's equity as calculated in accordance with GAAP, plus (ii) 123R stock based compensation expenses, plus (iii) goodwill and long-lived asset impairment charges in an amount not to exceed Five Million Dollars ($5,000,000) in any calendar year, plus (iv) restructuring expenses to the extent such expenses occur in an amount not to exceed Five Million Dollars ($5,000,000) in the aggregate during the term of this Agreement (excluding the per annum restructuring expenses referred to under clause
(vi) below), plus (v) during Borrower's 2012 fiscal year, one time unusual expenses related to write-downs

Exhibit E-1

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in connection with (a) accounts receivable owing from Xiotech, (b) Borrower's Cloverleaf (UVS) business unit and (c) one time unusual expenses agreed upon by Bank and Borrower, in an amount not to exceed an aggregate of Five Million Dollars ($5,000,000), (vi) plus to the extent they occur, Seven Hundred Fifty Thousand Dollars ($750,000) of restructuring expenses per annum, plus (vii) fifty percent (50%) of the principal amount of any Unsecured Convertible Notes.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state "No exceptions to note.")
_____________________________________________________________________________________________________
_____________________________________________________________________________________________________
_____________________________________________________________________________________________________

DOT HILL SYSTEMS CORP.	BANK USE ONLY

By:	Received by:
Name:		Authorized Signor
Title:	Date:

Verified by:
Authorized Signor
Date:

Compliance Status: Yes No

Exhibit E-2

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Exhibit 10.48

BORROWING RESOLUTIONS

SVB>Silicon Valley Bank
A Member of SVB Financial Group

CORPORATE BORROWING CERTIFICATE

BORROWWER:         DOT HILL SYSTEMS CORP.      DATE: November 13, 2014
BANK :            Silicon Valley Bank

I hereby certify as follows, as of the date set forth above:

1.	I am the Secretary, Assistant Secretary or other officer of the Borrower. My title is as set forth below.

2.	Borrower's exact legal name is set forth above. Borrower is a corporation existing under the laws of the
State of
DELAWARE
[print name of state]

3.Attached hereto are true, correct and complete copies of Borrower's Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above. Such Certificate of Incorporation have not been amended, annulled, rescinded, revoked or supplemented, and remain in full force and effect as of the date hereof.

4.The following resolutions were duly and validly adopted by Borrower's Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action). Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and Bank may rely on them until Bank receives written notice of revocation from Borrower.

RESOLVED, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Authorized to Add
Name	Title	Signature	or Remove Signatories
Hanif Jamal	CFO	/s/ Hanif Jamal	☒
☐
☐
☐

RESOLVED FURTHER, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf or Borrower.

RESOLVED FURTHER, that such individuals may, on behalf for Borrower:

Borrow Money. Borrow money from Silicon Valley Bank ("Bank ").
Execute Loan Documents. Execute any loan documents Bank requires.

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Grant Security. Grant Bank a security interest in any of Borrower's assets.
Negotiate Items. Negotiate or discount all drafts, trade acceptances, promissory notes, or other
Indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.
Letters of Credit. Apply for letters or credit from Bank.
Further Acts. Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrowers right to a jury trial) they believe to be necessary to effectuate such resolutions.

RESOLVED FURTHER, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

5. The persons listed above are Borrower's officers or employees with their titles and signatures shown next to their names.

By:	/s/ Hanif Jamal
Name:	Hanif Jamal
Title:	CFO

***If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

    I, the _______CEO__________ of Borrower, hereby certify as to paragraphs 1 through 5
[print title]
above, as of the date set forth above.

By:	/s/ Dana Kammersgard
Name:	Dana Kammersgard
Title:	CEO

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